CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Spin-Off ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The second sentence of the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks—Index Methodology: Beacon Spin-off Index” of the Prospectus for the above-listed Fund is hereby deleted and replaced with the following:

The Index is designed to actively represent the stock of a group of companies that have recently been spun-off from larger corporations and have the opportunity to better focus on their core market segment and outperform, on a risk-adjusted basis, the Russell 2000(R) Small Cap Index and other small-cap-oriented benchmark indices.

The fifth and sixth sentences of the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks—Index Methodology: Beacon Spin-off Index” of the Prospectus for the above-listed Fund are hereby deleted and replaced with the following:

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those securities that offer the greatest potential from a risk/return perspective while maintaining industry diversification. The Index is adjusted semi-annually, however, if there are not enough new spin-offs to populate the index, a rebalance may be delayed.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532
Please Retain This Supplement for Future Reference

October 12, 2012	ETF-CSD-SUP1012